Exhibit 99.1

Gregory R. Friedman to Retire as EVP & Chief Financial Officer of Corteva

WILMINGTON, Del., Feb. 8, 2021 – Corteva (NYSE: CTVA) today announced that Gregory R. Friedman, Executive Vice President and Chief Financial Officer (CFO), notified the Company of his intention to retire from Corteva. Mr. Friedman remains fully committed to Corteva and has agreed to continue in his role as CFO while an external search for his replacement is underway.

“Greg’s expert and thoughtful leadership of our Finance organization helped establish a solid foundation for Corteva’s future as a strong, independent leader in global agriculture,” said James C. Collins, Jr., Chief Executive Officer of Corteva. “The Board and I deeply appreciate Greg’s commitment to Corteva’s long-term success and his work over the past several years to help create a highly disciplined culture focused on delivering value for our shareholders. I will miss his partnership and appreciate his willingness to help us assure a smooth transition to his successor. We wish him all the best in the next phase of his life,” Mr. Collins said.

“Corteva has a strategy that is working, as its industry-leading pipeline continues to drive growth and the benefits of our work over the past few years will accelerate earnings improvement starting this year. With the company well-positioned to deliver a strong 2021 and on track to deliver on its mid-term targets, I felt the completion of the Company’s fourth quarter earnings was the right time to announce my retirement from Corteva,” said Mr. Friedman. “I have had many incredible opportunities in my time at DuPont, Pioneer and Corteva. For me and my family, I believe this is the right time to retire from Corteva and I have complete confidence that the Company will continue to deliver significant value to our shareholders and meaningful benefits to our customers — and the planet — in the near-term and over the coming years.”

Bio

Greg Friedman is Executive Vice President, Chief Financial Officer of Corteva. Prior to this appointment, Friedman served as the Vice President of Investor Relations for DuPont and currently leads the finance organization for Corteva.

Mr. Friedman joined DuPont in 2001 as Chief Financial Officer of an electronics joint venture. Since this time and throughout his nearly 30-year career, he has supported and led business growth through a variety of divisional and enterprise finance roles. His background spans a number of consumer-focused industry sectors and has included more than a decade in Agriculture. At DuPont, Mr. Friedman led financial risk management and cash operations as Assistant Treasurer, served as Chief Financial Officer of DuPont Pioneer, and – prior to his appointment to Vice President Investor Relations – served as DuPont General Auditor and Chief Ethics & Compliance Leader.

Mr. Friedman earned an MBA from the Anderson School of Management at the University of California, Los Angeles, a Bachelor of Science in Accounting from the University of Southern California and is a certified public accountant (inactive).

About Corteva

Corteva, Inc. is a publicly traded, global pure-play agriculture company that provides farmers around the world with the most complete portfolio in the industry - including a balanced and diverse mix of seed, crop protection and digital solutions focused on maximizing productivity to enhance yield and profitability. With some of the most recognized brands in agriculture and an industry-leading product and technology pipeline well positioned to drive growth, the company is committed to working with stakeholders throughout the food system as it fulfills its promise to enrich the lives of those who produce and those who consume, ensuring progress for generations to come. Corteva became an independent public company on June 1, 2019 and was previously the Agriculture Division of DowDuPont. More information can be found at www.corteva.com.

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02/08/21

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Media Contact:

Gregg M. Schmidt

+1-302-485-3260

gregg.m.schmidt@corteva.com

Investor Contact:

Jeff Rudolph

+1-302-485-3704

jeff.rudolph@corteva.com

Cautionary Statement About Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and may be identified by their use of words like “guidance”, “plans,” “expects,” “will,” “anticipates,” “believes,” “intends,” “projects,” “estimates,” “outlook,” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about Corteva’s strategy for growth and financial results are forward looking statements.

Forward-looking statements are based on certain assumptions and expectations of future events which may not be accurate or realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond Corteva’s control. While the list of factors presented below is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Corteva’s business, results of operations and financial condition. Some of the important factors that could cause Corteva’s actual results to differ materially from those projected in any such forward-looking statements include: i) failure to obtain or maintain the necessary regulatory approvals for some Corteva’s products; (ii) failure to successfully develop and commercialize Corteva’s pipeline; (iii) effect of the degree of public understanding and acceptance or perceived public acceptance of Corteva’s biotechnology and other agricultural products; (iv) effect of changes in agricultural and related policies of governments and international organizations; (v) effect of competition and consolidation in Corteva’s industry; (vi) effect of competition from manufacturers of generic products; (vii) costs of complying with evolving regulatory requirements and the effect of actual or alleged violations of environmental laws or permit requirements; (viii) effect of climate change and unpredictable seasonal and weather factors; (ix) risks related to oil and commodity markets; (x) competitor’s establishment of an intermediary platform for distribution of Corteva’s products; (xi) impact of Corteva’s dependence on third parties with respect to certain of its raw materials or licenses and commercialization; (xii) effect of industrial espionage and other disruptions to Corteva’s supply chain, information technology or network systems; (xiii) effect of volatility in Corteva’s input costs; (xiv) failure to realize the anticipated benefits of the internal reorganizations taken by DowDuPont in connection with the spin-off of Corteva and other cost savings initiatives; (xv) failure to raise capital through the capital markets or short-term borrowings on terms acceptable to Corteva; (xvi) failure of Corteva’s customers to pay their debts to Corteva, including customer financing programs; (xvii) increases in pension and other post-employment benefit plan funding obligations; (xviii) risks related to the indemnification obligations of legacy EID liabilities in connection with the separation of Corteva; (xix) effect of compliance with laws and requirements and adverse judgments on litigation; (xx) risks related to Corteva’s global operations; (xxi) failure to effectively manage acquisitions, divestitures, alliances and other portfolio actions; failure to enforce; (xxii) risks related to COVID-19; (xxiii) risks related to activist stockholders; (xxiv) Corteva’s intellectual property rights or defend against intellectual property claims asserted by others; (xxv) effect of counterfeit products; (xxvi) Corteva’s dependence on intellectual property cross-license agreements; and (xxvii) other risks related to the Separation from DowDuPont. Additionally, there may be other risks and uncertainties that Corteva is unable to currently identify or that Corteva does not currently expect to have a material impact on its business. Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of Corteva’s management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. Corteva disclaims and does not undertake any obligation to update or revise any forward-looking statement, except as required by applicable law. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements or other estimates is included in the “Risk Factors” section of Corteva’s Annual Report on Form 10-K, as modified by subsequent Quarterly Reports on Forms 10-Q and Current Reports on Form 8-K.